Exhibit 99.1

Investors and Shareholders:

Dennis Bencala

SiRF Technology Holdings, Inc.

(408) 392-8314

FOR IMMEDIATE RELEASE

SiRF Technology Holdings Inc. Announces Financial Results for

First Quarter 2009

SiRF reports revenue of $34 million

SAN JOSE, Calif. — May 5, 2009/PRNewswire/ — SiRF Technology Holdings, Inc. (NASDAQ: SIRF), a leading provider of GPS-enabled silicon and premium software location platforms, today reported unaudited financial results for its first quarter ended March 28, 2009.

Net revenue in the first quarter of 2009 was $34.2 million, a decrease of 44.8 percent from $62.0 million reported in the first quarter of 2008. Gross profit in the first quarter of 2009 was $13.8 million, or 40.2% of net revenue, as compared to $26.4 million, or 42.6% of net revenue in the first quarter of 2008.

Net loss for the first quarter of 2009 was $16.9 million, or ($0.27) per diluted share, based on 62.8 million diluted weighted average shares outstanding. This compares with net loss of $28.1 million, or ($0.47) per diluted share, based on 60.3 million diluted weighted average shares outstanding in the first quarter of 2008. SiRF reports net income (loss), gross profit and basic and diluted net income (loss) per share in accordance with GAAP and additionally on a non-GAAP basis. Non-GAAP gross profit excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP gross profit for the first quarter of 2009 was $16.2 million, or 47.4% of net revenue as compared to non-GAAP gross profit of $30.3 million, or 48.9% of net revenue, for the first quarter of 2008. Non-GAAP net income (loss), where applicable, excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, expenses related to acquisition-related contingent payments, restructuring and asset impairment charges, gain on note receivable previously impaired and adjustments to normalize the income tax provision. Non-GAAP net loss for the first quarter of 2009 was $13.8 million, or ($0.22) per diluted share, as compared to non-GAAP net loss of $8.4 million, or ($0.14) per diluted share for the first quarter of 2008. Non-GAAP net loss for the first quarter of 2009 excludes $6.8 million in stock-based compensation expense, $3.0 million in amortization of acquisition-related intangible assets, $0.7 million of restructuring and asset impairment charges and $7.3 million in gain associated with a note receivable previously impaired. Non-GAAP net loss for the first quarter of 2008 excludes $8.9 million in stock-based compensation expense, $6.2 million in amortization of acquisition-related intangible assets, $0.3 million of expenses related to acquisition-related contingent payments, $0.5 million of restructuring and asset impairment charges and $3.8 million of provision for income taxes. Weighted average shares outstanding used in computing diluted non-GAAP net loss per share for the first quarter of 2009 were approximately 62.8 million, compared to approximately 60.3 million for the first quarter of 2008. Refer to the itemized reconciliation between net loss on both GAAP and non-GAAP bases for the first quarter of 2009 and 2008.

Total cash, cash equivalents and short-term investments were $109.5 million at March 28, 2009, compared with $115.8 million at December 27, 2008. The Company had no long term investments at March 28, 2009 and December 27, 2008.

Quarterly conference call details:

SiRF will host a conference call on May 5, 2009, at approximately 4:30 PM EDT/1:30 PM PDT to discuss its first quarter ended March 28, 2009 financial results.

This event is available through the SiRF Technology web site at www.sirf.com by clicking on the “Investors” link. Listeners should go to the website at least ten minutes before the event to download and install any necessary audio software. For those unable to attend the live broadcast, an archived version of the webcast will be available for twelve months.

The call can also be heard by dialing (800) 894-5910 (domestic) or (785) 424-1052 (international) and entering the conference id: SIRF. A telephonic replay will also be available approximately 2 hours following the earnings call and will be available for two weeks. The telephone playback of the conference call can be accessed by dialing (800) 283-9429.

About SiRF Technology Holdings, Inc.:

SiRF Technology Holdings, Inc. develops and markets semiconductor and software products that are designed to enable location-awareness utilizing GPS and other location technologies. SiRF’s technology has been integrated into mobile consumer devices, such as automobile navigation systems, mobile phones, PDAs, GPS-based peripherals and handheld GPS navigation devices, and into commercial applications, such as location servers, asset tracking devices and fleet management systems. SiRF markets and sells its products in three target platforms: wireless handheld devices, such as mobile phones; automotive electronics systems, including navigation and telematics systems; and consumer and compute devices, including personal digital assistants, notebook computers, recreational GPS handhelds, mobile gaming machines, digital cameras and watches. Founded in 1995, SiRF is headquartered in San Jose, California, and has sales offices, design centers and research facilities around the world. SiRF’s common stock trades on the Nasdaq Global Select Market under the symbol SIRF. Additional information about SiRF and its Location Technology solutions can be found at www.sirf.com.

FORWARD-LOOKING STATEMENTS:

Except for the purely historical information contained herein, the matters set forth in this press release, including, but not limited to, any statements related to our business plans or business outlook and any related forecasts or projections relating to any aspect of our business, anticipated financial or operating results, the purposes and benefits to our management and investors of using non-GAAP measures, the recurrence of certain expenses in the future, and/or the contribution of stock-based compensation to our revenue generation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “to,” “being,” “possible,” “may,” “should,” “address,” “designed to,” “provide,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “will,” and similar expressions are intended to identify forward-looking statements. Any forward-looking statements contained herein are based on the current beliefs and expectations of our management and are not guarantees of future performance. Moreover, our reported results should not be considered as an indication of our future performance. SiRF’s actual results could differ materially from those discussed in its forward-looking statements as a result of risks and uncertainties, including, among others, changes to the market for GPS-based location awareness capabilities, our ability to keep pace with and anticipate rapid technological change, the success of our product offerings and the market’s acceptance of those products, factors affecting our quarterly results, sales cycles, price reductions, dependence on and qualification of foundries to manufacture our products, production capacity, limitations on our ability to adequately forecast demand, changes to our customer relationships, our ability to compete successfully, our product warranties, the impact of our intellectual property indemnification practices, the outcome of our litigation, U.S. Customs’ review of our products, trends and uncertainties with respect to consumer demand for our products and our customers’ products, the extent to which current weak current economic conditions will continue into the future, the difficulty in predicting sales even in the short term in light of current economic conditions, developments in the macroeconomic environment and the semiconductor industry, general volatility in global economic markets, the strength of our international operations and our ability to compete in foreign markets, our ability to successfully integrate acquired businesses and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and the Company’s Annual Report on Form 10-K, as amended, for the fiscal year 2008. All forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and SiRF undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

SiRF TECHNOLOGY HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands)

	March 28, 2009 (Unaudited)	December 27, 2008(1)
ASSETS
Current assets:
Cash and cash equivalents	$75,578	$85,840
Marketable securities	33,967	29,950
Accounts receivable, net	21,671	16,329
Inventories	12,680	16,372
Prepaid expenses and other current assets	2,832	4,175

Total current assets	146,728	152,666
Property and equipment, net	12,752	13,637
Identified intangible assets, net	18,194	21,602
Long-term deferred tax assets	2,886	2,837
Other long-term assets	713	688
Notes receivable	2,219	3,919

Total assets	$183,492	$195,349

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,317	$15,038
Accrued payroll and related benefits	7,960	8,535
Other accrued liabilities	8,956	7,743
Deferred margin on shipments to distributors	1,931	1,714
Deferred revenue	1,074	1,368
Advance contract billings	249	23
Rebates payable to customers	837	1,026

Total current liabilities	33,324	35,447
Long-term deferred tax liabilities	164	165
Long-term income taxes payable	3,035	3,022
Long-term obligations	1,935	1,695

Total liabilities	38,458	40,329
Commitments and contingencies	—	—
Stockholders’ equity:
Common stock	6	6
Additional paid-in capital	600,311	593,350
Accumulated other comprehensive loss	12	21
Accumulated deficit	(455,295)	(438,357)

Total stockholders’ equity	145,034	155,020

Total liabilities and stockholders’ equity	$183,492	$195,349

(1)	The condensed consolidated balance sheet information was derived from SiRF Technology Holdings, Inc. audited consolidated financial statements for the year ended December 27, 2008 as presented in the Company’s Form 10-K for the fiscal year ended December 27, 2008.

SiRF TECHNOLOGY HOLDINGS, INC.

CONDENSED CONSOLIDATED GAAP STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 28, 2009	March 31, 2008
Revenue:
Product revenue	$32,321	$59,928
License royalty and service revenue	1,927	2,048

Net revenue	34,248	61,976
Cost of revenue:
Cost of product revenue (includes stock-based compensation expense of $332 and $217 for the three months ended March 28, 2009 and March 31, 2008, respectively)	18,346	31,898
Amortization of acquisition-related intangible assets	2,150	3,707

Gross profit	13,752	26,371
Gross margin	40.2%	42.6%
Operating expenses:
Research and development (includes stock-based compensation expense of $4,340 and $4,808 for the three months ended March 28, 2009 and March 31, 2008, respectively)	20,984	26,881
Sales and marketing (includes stock-based compensation expense of $1,221 and $1,371 for the three months ended March 28, 2009 and March 31, 2008, respectively)	4,812	7,425
General and administrative (includes stock-based compensation expense of $885 and $2,480 for the three months ended March 28, 2009 and March 31, 2008, respectively)	10,543	15,090
Amortization of acquisition-related intangible assets	861	2,489
Restructuring and asset impairment charges	688	473

Total operating expenses	37,888	52,358
Operating loss	(24,136)	(25,987)
Other income, net	180	1,012
Gain on note receivable previously impaired	7,300	—

Net loss before provision for income taxes	(16,656)	(24,975)
Provision for income taxes	282	3,110

Net loss	$(16,938)	$(28,085)

Net loss per share:
Basic	$(0.27)	$(0.47)

Diluted	$(0.27)	$(0.47)

Weighted average number of shares used in per share calculations:
Basic	62,754	60,334

Diluted	62,754	60,334

SiRF TECHNOLOGY HOLDINGS, INC.

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

(Presentation is not based on a comprehensive set of accounting rules or principles)

(Unaudited)

		Three Months Ended
		March 28, 2009	March 31, 2008
Net revenue:		$34,248	$61,976
Gross profit:
GAAP gross profit		$13,752	$26,371
Stock-based compensation expense	(A)	332	217
Amortization of acquisition-related intangible assets	(B)	2,150	3,707

Non-GAAP gross profit		$16,234	$30,295

Non-GAAP gross margin		47.4%	48.9%
Operating expenses:
GAAP operating expenses		$37,888	$52,358
Stock-based compensation expense	(A)	(6,446)	(8,659)
Amortization of acquisition-related intangible assets	(B)	(861)	(2,489)
Acquisition-related contingent payments	(C)	—	(313)
Restructuring and asset impairment charges	(D)	(688)	(473)

Non-GAAP operating expenses		$29,893	$40,424

Operating loss:
GAAP operating loss		$(24,136)	$(25,987)
Stock-based compensation expense	(A)	6,778	8,876
Amortization of acquisition-related intangible assets	(B)	3,011	6,196
Acquisition-related contingent payments	(C)	—	313
Restructuring and asset impairment charges	(D)	688	473

Non-GAAP operating loss		$(13,659)	$(10,129)

Net loss:
GAAP net loss		$(16,938)	$(28,085)
Stock-based compensation expense	(A)	6,778	8,876
Amortization of acquisition-related intangible assets	(B)	3,011	6,196
Acquisition-related contingent payments	(C)	—	313
Restructuring and asset impairment charges	(D)	688	473
Gain on note receivable previously impaired	(E)	(7,300)	—
Provision for income taxes	(F)	—	3,824

Non-GAAP net loss		$(13,761)	$(8,403)

Diluted net loss per share:
GAAP diluted net loss per share		$(0.27)	$(0.47)

Non-GAAP diluted net loss per share		$(0.22)	$(0.14)

Shares used to compute diluted net loss per share:
GAAP		62,754	60,334

Non-GAAP		62,754	60,334

USE OF NON-GAAP FINANCIAL INFORMATION:

To supplement the company’s condensed consolidated financial statements presented on a GAAP basis, SiRF uses additional non-GAAP measures of gross profit, operating expenses, operating income (loss), net income (loss) and net income (loss) per share, adjusted to exclude certain expenses it believes appropriate to enhance an overall understanding of SiRF’s past financial performance as well as its prospects for the future. We present such non-GAAP financial measures in reporting our financial results to provide investors with an additional tool to evaluate our operating results. Because these non-GAAP measures are not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP.

SiRF management uses each of the non-GAAP financial measures internally to understand, manage and evaluate our business. SiRF believes it is useful for itself and investors to review, as applicable, both GAAP information, which includes stock-based compensation expense, amortization of acquisition-related intangibles assets, expenses related to acquisition-related contingent payments, restructuring and asset impairment charges, gain on note receivable previously impaired and adjustments to normalize the income tax provision, and the non-GAAP measures, which exclude these amounts, in order to assess the performance of our continuing operations and for planning and forecasting in future periods. Each of these non-GAAP measures is intended to provide investors with an understanding of our operational results and trends that enables them to analyze our base financial and operating performance and facilitate period-to-period comparisons and analysis of operational trends. SiRF believes each of these non-GAAP financial measures is useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making.

Our non-GAAP financial measures reflect adjustments based on the following items:

(A)	Stock-based compensation expense: SiRF’s operating expenses include stock-based compensation expense recorded pursuant to SFAS No. 123R, which requires us to recognize a non-cash expense related to the fair value of all our employee stock-based compensation awards. SiRF believes it is useful to highlight the effect of this stock compensation expense in our condensed statement of operations. However, stock-based compensation is a key incentive offered to our employees, and SiRF believes it has contributed to the revenue earned during the period and will contribute to its future revenue generation. Stock compensation expenses will recur in future periods.

(B)	Amortization of acquisition-related intangible assets: SiRF has excluded the effects of amortization of acquisition-related intangible assets from our non-GAAP net loss because these costs are associated with the acquisition of companies that would not have otherwise been incurred. This non-GAAP adjustment is intended to reflect acquisition-related expense incurred that is not directly associated with our continuing operations.

(C)	Acquisition-related contingent payments: SiRF has excluded the effects of compensation expense recorded in relation to acquisition-related contingent payments from our non-GAAP net loss because these costs are associated with the acquisition of companies that would not have otherwise been incurred. This non-GAAP adjustment is intended to reflect additional acquisition-related payments that are not directly associated with our continuing operations.

(D)	Restructuring charges: SiRF has incurred charges associated with the various restructuring plans that were adopted in 2008 that otherwise would not have been incurred and therefore we have excluded the effects of these charges from our non-GAAP net loss. This non-GAAP adjustment is intended to reflect restructuring costs that are not directly associated with our continuing operations. Other restructuring charges may recur in future periods.

(E)	Gain on note receivable previously impaired: SiRF has excluded the gain associated with a note receivable it had deemed impaired in the prior year. Because this gain otherwise would not have occurred, we have excluded the effects of these charges from our non-GAAP net loss. This non-GAAP adjustment is intended to reflect gain that is not directly associated with our continuing operations.

(F)	Provision for income taxes: SiRF has excluded certain tax benefits from our GAAP operating loss and recorded tax benefits and expenses by applying an estimated tax rate to our non-GAAP loss or income. This non-GAAP adjustment is intended to normalize the tax effects for the reporting periods.